Commercial Vehicle Group, Inc.

CVG CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork

Commercial Vehicle Group, Inc.® | All rights reserved

CVG Investor Presentation May 2015 We Make Better Possible. Richard Lavin President and CEO Tim Trenary Chief Financial Officer PRESENTERS: Patrick Miller President- Global Truck & Bus Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the
Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium and heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xi) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xii) volatility and cyclicality in the commercial vehicle market adversely affecting us; and
(xiii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for
fiscal year ending December 31, 2014. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Northampton, UK*
Brandys nad Orlici , CZ
Liberec, CZ
L'viv, UKR
Tigard, OR
Michigan City, IN*
New Albany, OH*
Chillicothe, OH
Shadyside, OH
Monona, IA
Edgewood, IA
Vonore, TN*
Dublin, VA
Concord, NC
Kings Mountain, NC
Agua Prieta, MX
Saltillo, MX
Dalton, GA
Piedmont, AL
Shanghai*
Baska
Pune*
Dharwad
Brisbane
Perth
Sydney
PRIMARY PRODUCT
Corporate HQ
Seats
Trim
Structures
Wire Harnesses
Other
*R&D Capabilities

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork

Commercial Vehicle Group, Inc.® | All rights reserved

Our Global Footprint pg | 2

Seats & Seating Systems

Wire Harnesses & Controls

Trim & Components

Structures,
Sleeper Boxes & Body Panels

Wiper Systems, Mirrors & Controls

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork

Commercial Vehicle Group, Inc.® | All rights reserved

Our Products pg | 3

Seats
42%
Trim
19%
Wire
Harnesses
21%
Wipers /
Mirrors
7%
Structures
11%

Agriculture
2%
Bus
4%
Other
15%
Construction
24%
Truck
55%

Volvo
19%
PACCAR
12%
Daimler
15%
Caterpillar
9%
Navistar
8%
John Deere
7%
Other
30%

APAC
11%
EMEA
14%
NA
75%

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

2014 Sales pg | 4 Product End Market Customer Region CVG At a Glance

CVG
Commercial Vehicle Group, Inc.
2020
SUCCESS FACTORS
• Product design and introduction excellence
• Customer focus
• Differentiated products
• Innovation
• Low cost producer
• Process discipline
• Financial rigor
• Technology partnership
• Supplier partnership
• Strong product line managers
STRATEGIC IMPERATIVES
• Grow the core product businesses
• Selectively grow into new geographies
• Expand into key industries
• Expand our customer share: Sell the house
• Strengthen our sales and marketing capabilities
• Strengthen our product design and introduction capabilities
• Strengthen our innovation capabilities
• Strengthen our talent development capabilities
• Change the clock speed in the business: Sense of Urgency
1 CONTINUOUS IMPROVEMENT 2 INNOVATION 3 INTEGRITY 4 TEAMWORK 5 SENSE OF URGENCY
SHAREHOLDERS
We are a preferred investment among our peer group of companies
ASSOCIATES
We provide opportunities for ongoing growth and development
WE ENABLE OUR CUSTOMERS' SUCCESS
CUSTOMERS

The preferred provider of innovative, highly differentiated component systems to the commercial vehicle and heavy equipment markets.

pg | 5

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork

Commercial Vehicle Group, Inc.® | All rights reserved

pg | 5 Vision

Drive Profitable Organic Growth
• We will invest in products and capabilities that will
strengthen our right-to-win with our core products in our
end markets
• We intend to achieve sales and earnings targets
commensurate with companies delivering top quartile
total shareholder returns
• We will consider opportunistic acquisitions to address
gaps in our product portfolio and to enhance serving our
end markets & customers
pg | 6
Strategy

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

• Focus on core, value accretive businesses
• Prioritize investment in core products
• Hire and develop difference-making talent
across the product lines
– Product line management
– Engineers
– Sales
– Manufacturing management
• Build / enhance our right to win
– Design and engineer innovative products
– Next generation product plans
– Global supply chain management
– Operational excellence / Lean Six Sigma
• CVG Sales Playbook
– OEM coverage / participation / closure
plans at customer product family, product,
and program level
– “Sell the House”
• Better support our customers globally
Prioritize Opportunities | Focus on Core Products |
Drive Disciplined Execution
CVG Business Portfolio
Regions, End Markets and Products
Action Plan for Core Products
Strategy
pg | 7
REGIONS REGIONS
END
MARKETS CORE PRODUCTS
COMPLEMENTARY
PRODUCTS
NA NA
Seats Trim
Wire
Harnesses
Mirrors
Office Seats
Structures
Wipers
Truck X
X
Construction X
X X
Agriculture X X X
Bus X X
Aftermarket X X
EMEA EMEA
Truck X
Construction X
X
Agriculture X
X
Bus X
Aftermarket X
APAC APAC
Truck X X
Construction X
X
Agriculture X
X
Bus X
X
Aftermarket X

$10.6B
$4.1B
$5.4B
$6.7B
$5.0B
$2.9B
$2.8B
$3.2B
$5.6B
$1.2B
$2.6B
$3.5B
$460M
$36M
$198M
$15M
Truck
Bus
Construction
Agriculture
White Space
Addressable Market
2014 Sales3

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

CVG has about 5% share of the addressable market – significant opportunity to drive profitable organic growth across our end markets and penetrate our addressable market with current products
• Available Market
1
| $27B
• Addressable Market
2
| $13B
Source: Company data, LMC + Millmark research reports
1 Available market = Universe of applications / platforms available for product portfolio
2 Addressable market = Subset of available market for which products are currently available or product plans are in place
3 Does not include approximately $131M in sales of complementary products
Market Share
Our Opportunity is Significant
pg | 8

Business Segments
•
Global Truck & Bus
– Strong medium- and heavy-duty truck production in North
America
o
Manufacturing capacity to meet production levels
– Revenues in Q1 2015 up 20% over prior year quarter
– Operating income of $14.1 million in Q1 2015 vs. $8.3 million in prior year quarter
– New Business – Navistar NGV platform ($10 - $15M per year)
•
Global Construction & Agriculture
– Markets we serve were flat to down period over period
– Revenues down 2% - impacted negatively by Fx translation
– Operating income was $3.6 million for current and prior year periods
pg | 9

Sales (Millions)
OIM
$240
$230
$220
$210
$200
$190
$180
$170
$160
6%
5%
4%
3%
2%
1%
0%
(1)%
(0.2)%
2.3%
2.1%
4.4%
3.4%
4.2%
4.6%
4.7%
5.4%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2013
2014
2015
Sales
Adjusted OIM

pg | 10

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork

Commercial Vehicle Group, Inc.® | All rights reserved

Sales and Adjusted Operating Income Margin Selected Financial Results

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

1
2014 to 2020
2
EBITDA, as may be adjusted from time-to-time for special items (such as asset impairments, restructuring, etc.)
3
Sample of 360 Fortune 500 companies for some part of the period 2004 to 2014 for which share prices are available
CVG 2020 Financial Objectives
pg | 11
Compound Annual Growth Rate
1
13% – 17%
6% – 8%
Sales
Sales
EBITDA 2
Top Quartile Total Shareholder Return
(Correlation to ~13% EBITDA CAGR
3
)
Financial

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

OPACC
Operating Profit After Capital Charge
•
Positive OPACC = Value Creation
•
Negative OPACC =  Value Erosion
• Higher profit without corresponding
asset growth
• Reduce assets without
corresponding profit drop
• Allocate capital investment based
on project OPACC
•
Positive OPACC = Value Creation
•
Negative OPACC =  Value Erosion
• Higher profit without corresponding
asset growth
• Reduce assets without
corresponding profit drop
• Allocate capital investment based
on project OPACC
Operating Profit (EBIT)
Less:  Capital Charge
Operating Asset
Base
Cost of Capital
x
pg | 12
Financial

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

Managing Through the Cycle • Playbook for down and up cycles • Consistent execution lends to credibility pg | 13 Financial What Does That Mean Objective

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

Senior Secured Notes
Principal Balance $          250
Interest 7.875%
Due Apr 2019
Asset Based Credit Facility
Commitment $            40
Availability $            37
Letters of Credit $              3
Accordion Option $            35
Agency Rating / Outlook
Moodys B2 | Stable
S&P B | Stable
LTM
2013 2014 Q1 2015
Cash
$      73 $     72 $     81
Debt
250 250 250
Net Debt
$    177 $   178 169
EBITDA
$      27 $     52 58
Leverage:
Debt / EBITDA
9.3x 4.8x 4.3x
Net Debt /
EBITDA
6.6x 3.4x 2.9x
Capital Structure / Leverage
($ in millions)
pg | 14
See appendix for reconciliation of GAAP to non-GAAP financial measures – EBITDA reconciliation
Financial

CVG Commercial Vehicle Group, Inc.

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork

Commercial Vehicle Group, Inc.® | All rights reserved

Appendix

CORE VALUES ▸ Continuous Improvement | Innovation | Integrity | Sense of Urgency | Teamwork
Commercial Vehicle Group, Inc.® | All rights reserved

pg | 16
Reconciliation of GAAP To Non-GAAP Financial
Measures
Adjusted Operating Income Reconciliation
TOT_CVG_LOB Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
(Dollars in thousands, except margin)
Sales 177,822 198,909 187,942 183,045 198,071 215,996 213,802 211,874 220,303
Cost of Sales 159,737 176,035 169,852 162,364 173,767 187,811 185,376 185,101 191,229
Gross Profit 18,085 22,874 18,090 20,681 24,304 28,185 28,426 26,773 29,074
% Sales 10.2% 11.5% 9.6% 11.3% 12.3% 13.0% 13.3% 13.5% 13.5%
SGA 17,949 20,339 21,135 12,288 18,472 18,748 18,333 16,926 17,540
Amortization 409 404 383 384 384 390 388 353 336
Operating Income (273) 2,131 (3,428) 8,009 5,448 9,047 9,705 9,494 11,198
Operating Income Margin (0.2)% 1.1% (1.8)% 4.4% 2.8% 4.2% 4.5% 4.5% 5.1%
2013 Special Items
Reduction in Force 1,800
Third Party Consulting 2,800
Asset Impairment 2,700
CEO Change 2,500
2014 Special Items
Plant Closures 500 100 200 500
Loss on Sale of Building 800
2015 Special Items
Plant Closures 700
Adjusted Operating Income (273) 4,631 3,872 8,009 6,748 9,147 9,905 9,994 11,898
Adjusted Operating Income (0.2)% 2.3% 2.1% 4.4% 3.4% 4.2% 4.6% 4.7% 5.4%

pg | 17
EBITDA Reconciliation
Reconciliation of GAAP To Non-GAAP Financial
Measures
LTM
2013 2014 Q1 2015
$(000’s)
Operating Income 6,439 33,694 39,444
Depreciation 19,001 16,732 16,835
Amortization 1,580 1,515 1,467
EBITDA 27,020 51,941 57,746